Exhibit 99.3

I-LINK  INCORPORATED

OFFICER’S CERTIFICATION

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

April 30, 2003

The undersigned Allan Silber, duly appointed and incumbent officer of I-Link Incorporated, a Florida corporation (the “Corporation”), in connection with the Corporation’s Annual Report on Form 10-K for the annual period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1.   The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

/s/ Allan Silber
Allan Silber
Chief Executive Officer